Exhibit 99.2
EARNINGS PRESENTATION Q4 2023 NASDAQ: ALRS Alerus

1 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and potential additional rate increases by the Federal Reserve; our ability to successfully manage credit risk and maintain an adequate level of allowance for credit losses; new or revised accounting standards; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including continued rising rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short-period of time at Silicon Valley Bank, Signature Bank and First Republic Bank that resulted in the failure of those institutions; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of Metro Phoenix Bank which we acquired in 2022; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, who have balances above current Federal Deposit Insurance Corporation (“FDIC”) insurance limits; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisition of Metro Phoenix Bank; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank, Signature Bank and First Republic Bank in 2023; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather, natural disasters, widespread disease or pandemics; acts of war or terrorism, including the Israeli-Palestinian conflict and the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and guidance, including the new 1.0% excise tax on stock buybacks by publicly traded companies; potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. DISCLAIMERS

# COMPANY PROFILE

## OUR MISSION

- To positively impact our clients' financial potential-through holistic guidance, unparalleled service, and engaging technology.

## ALERUS BUSINESS LINES

- Banking
- Retirement and Benefit Services
- Wealth Management
- Mortgage

## DIVERSIFIED REVENUE STREAM

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2023[1]

Noninterest income[1]:
$104.9 million

Net interest income:
$87.8 million


NONINTEREST INCOME AS A % OF REVENUE[1]: 54.4%
Net Interest Income 45.6%
Retirement and Benefit Revenue 33.9%
Wealth Management Revenue 11.3%
Mortgage Revenue 4.4%
Banking Fees and Other Income 4.8%[1]/[2]

## DIVERSIFIED FINANCIAL SERVICES COMPANY

- $3.9 billion Banking assets
- $36.7 billion Retirement and Benefit Services AUA/AUM
- $4.0 billion Wealth Management AUA/AUM
- $364.1 million in Mortgage Originations in 2023

## ASSET GROWTH ($ IN BILLIONS)


Banking Assets
$2.4 2019
$3.0 2020
$3.4 2021
$3.8 2022
$3.9 2023
Retirement and Benefit Services AUA/AUM
$31.9 2019
$34.2 2020
$36.7 2021
$32.1 2022
$36.7 2023
Wealth Management AUA/AUM
$3.1 2019
$3.3 2020
$4.0 2021
$3.6 2022
$4.0 2023

1 - Excludes net losses on investment securities of $24.6 million in 4Q23 which represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

2 - Banking fees and other income consists of service charges on deposit accounts, interchange income and other noninterest income.

Data as of 12/31/2023.

2

ALERUS

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES 1 - Excludes net losses on investment securities of $24.6 million in 4Q23 which represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” Revenue data LTM as of 12/31/2023. TRUSTED ADVISOR BANKING(1) WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and benefits administration COMMERCIAL BANKING • Commercial and commercial real estate lending • Government and non-profit banking • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT & BENEFIT SERVICES 33.9% of Revenue 4.4% of Revenue 11.3% of Revenue 50.4% of Revenue

4 FRANCHISE FOOTPRINT FULL-SERVICE BANKING OFFICES Alerus offers banking, retirement and benefit services, mortgage and wealth management services at all full-service banking offices ▪ Grand Forks, ND: 4 full-service banking offices ▪ Fargo, ND: 3 full-service banking offices ▪ Twin Cities, MN: 6 full-service banking offices ▪ Phoenix, AZ: 2 full-service banking offices RETIREMENT AND BENEFIT SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 37,700 consumer clients ▪ 16,700 commercial clients ▪ 8,300 employer-sponsored retirement plans Data as of 12/31/2023. ▪ 474,000 employer-sponsored retirement and benefit plan participants and health savings account participants ▪ 37,550 flexible spending account and health reimbursement arrangement participants

5 37.2% 23.3% 9.3% 28.3% 30.2% 57.4% 14.3% STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION LOANS $2,756 DEPOSITS $3,096 ARB ASSETS UNDER ADMIN/MGMT. $36,682 WM ASSETS UNDER ADMIN/MGMT. $4,019 2023 MORTGAGE ORIGINATIONS $364 (DOLLARS IN MILLIONS) Data as of 12/31/2023. LEGEND North Dakota Minnesota Arizona National Synergistic 9.4% 85.6% 5.0% 71.7% 11.2% 4.2% 12.9% 9.4% 13.4% 77.2%

6 ONE ALERUS REINVENTION OF PROCESSES We consistently seek new ways to enhance efficiencies and improve scalability. TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary. SYNERGISTIC GROWTH Deposits sourced from our retirement and benefit services and wealth management divisions totaled $851.5 million as of December 31, 2023. Cumulative rollovers have added $1.3 billion of assets under management. Residential real estate first mortgages totaled $726.9 million as of December 31, 2023. TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines. These investments allow for digital and proactive engagement with clients. DIVERSIFIED SERVICES We provide comprehensive products and services to clients including banking, mortgage, wealth management, and retirement and benefit services. ONE ALERUS STRATEGY Our collaborative One Alerus culture brings our product and service offerings to clients in a cohesive and seamless manner. We believe One Alerus enables us to achieve future organic growth through client acquisition, retention and expansion to provide strong returns to our stockholders and employees through our ESOP. CULTURE + BUSINESS MODEL = SUSTAINED TOP TIER SHAREHOLDER RESULTS ONE ALERUS Data as of 12/31/2023.

# STRATEGIC GROWTH

***To supplement our organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines:***

**2000**
**REBRANDED TO ALERUS**

**2002**
Acquired a branch from BNC National Bank (Fargo, ND)

**2003**
Acquired Pension Solutions, Inc. (St. Paul, MN)
*The catalyst to the Retirement Division*

**2006**
**OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)**
Acquired Stanton Trust Company (Minneapolis, MN)

**2007**
**EXPANDED TO MINNESOTA MARKET**
**OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)**
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

**2009**
**EXPANDED TO ARIZONA MARKET**
**OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)**
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

**2011**
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

**2012**
**EXPANDED TO MICHIGAN**
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

**2013**
Acquired Tegrit Administrators, LLC

**2014**
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

**2015**
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

**2016**
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

**2017**
**LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN**

**2019**
**COMPLETED INITIAL PUBLIC OFFERING (IPO)**

**2020**
**EXPANDED TO COLORADO**
Acquired Retirement Planning Services, Inc. (Littleton, CO)

**2022**
Acquired Metro Phoenix Bank (Phoenix, AZ)

7

ALERUS

8 ▪ Diversified client base consists of 37,700 consumers clients, 16,700 commercial clients and over 397,000 employer-sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruiting top talent in mid-market C&I banking and specialty niches to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift-out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast-follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically through new client acquisition and deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

# OFFICERS AND DIRECTORS

## EXECUTIVE MANAGEMENT



**KATIE LORENSON**
Director, President and
Chief Executive Officer
*7 years with Alerus*



**AL VILLALON**
Executive Vice President and
Chief Financial Officer
*Joined Alerus in 2022*



**JIM COLLINS**
Executive Vice President and
Chief Banking and Revenue Officer
*Joined Alerus in 2022*



**KARIN TAYLOR**
Executive Vice President and
Chief Risk Officer
*6 years with Alerus*



**MISSY KENEY**
Executive Vice President and
Chief Engagement Officer
*19 years with Alerus*



**JON HENDRY**
Executive Vice President and
Chief Technology Officer
*40 years with Alerus*

## BOARD OF DIRECTORS



**DAN COUGHLIN**
*Since 2016*
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



**RANDY NEWMAN**
*Since 1987*
Former President and CEO, Alerus



**KEVIN LEMKE**
*Since 1994*
President
Virtual Systems, Inc.



**GALEN VETTER**
*Since 2013*
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



**MICHAEL MATHEWS**
*Since 2019*
Former CIO, Deluxe Corporation
Former SVP – Technology and Enterprise Programs, UnitedHealth Group



**JANET ESTEP**
*Since 2021*
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services



**MARY ZIMMER**
*Since 2021*
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



**JOHN URIBE**
*Since 2023*
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



**NIKKI SORUM**
*Since 2023*
Former Head of Sales and Distribution, Thrivent
Former SVP, Private Client Group,
RBC Wealth Management

9 ALERUS

10 FOURTH QUARTER HIGHLIGHTS

11 ▪ Returned $5.8 million to shareholders through dividends and share repurchases during the quarter ▪ Repurchased $2.1 million of the Company’s outstanding stock at an average per share purchase price of $17.65, reducing common shares outstanding by 118,000 at quarter end ▪ Tangible book value per common share (non-GAAP) was $15.46, an 8.0% increase from the third quarter of 2023 ▪ Common equity tier 1 capital to risk weighted assets as of December 31, 2023 was 11.82%, compared to 13.01% as of September 30, 2023, and continues to be well above the minimum threshold to be well capitalized of 6.50% ▪ Total deposits were $3.1 billion as of December 31, 2023, an increase of $223.4 million, or 7.8%, from September 30, 2023, while uninsured deposits remained steady at 24% of total deposits ▪ Noninterest-bearing deposits increased 1.4% compared to September 30, 2023 ▪ Total loans were $2.8 billion as of December 31, 2023, an increase of $149.7 million, or 5.7%, from September 30, 2023 ▪ The loan to deposit ratio as of December 31, 2023 was 89.0%, compared to 90.7% as of September 30, 2023, with brokered deposits remaining at $0 ▪ Net recoveries to average loans of 0.04%, compared to net recoveries to average loans of 0.09% for the third quarter of 2023 ▪ Net interest margin expanded 10 basis points, from 2.27% in the third quarter to 2.37% in the fourth quarter of 2023 ▪ Net interest income increased 5.7%, from $20.4 million in the third quarter to $21.6 million in the fourth quarter of 2023 ▪ Noninterest income, excluding net losses on investment securities of $24.6 million, was 54.13%(1) of total revenue, compared to 58.21% for the third quarter of 2023 SUCCESS IS NEVER FINAL Q4 2023 HIGHLIGHTS EARNINGS BALANCE SHEET & ASSET QUALITY CAPITAL STRENGTH 1 - Excludes net losses on investment securities of $24.6 million in 4Q23 which represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.”

# Q4 2023 FINANCIAL HIGHLIGHTS

## INCOME STATEMENT

| | Three months ended | | | Year ended | |
|---|---|---|---|---|---|
| | December 31, 2023 | September 30, 2023 | December 31, 2022 | December 31, 2023 | December 31, 2022 |
| *(dollars and shares in thousands, except per share data)* | | | | | |
| Net Interest Income | $ 21,552 | $ 20,395 | $ 26,964 | $ 87,839 | $ 99,729 |
| Provision for Credit Losses | 1,507 | — | — | 2,057 | — |
| Net Interest Income After Provision for Credit Losses | 20,045 | 20,395 | 26,964 | 85,782 | 99,729 |
| Noninterest Income | 791 | 28,407 | 25,517 | 80,229 | 111,223 |
| Noninterest Expense | 38,654 | 37,260 | 37,948 | 150,157 | 158,770 |
| Income Before Income Taxes | (17,818) | 11,542 | 14,533 | 15,854 | 52,182 |
| Income Tax Expense | (3,064) | 2,381 | 3,624 | 4,158 | 12,177 |
| **Net Income** | $ (14,754) | $ 9,161 | $ 10,909 | $ 11,696 | $ 40,005 |
| **Per Common Share Data** | | | | | |
| Earnings Per Common Share - Diluted | $ (0.73) | $ 0.45 | $ 0.53 | $ 0.58 | $ 2.10 |
| Adjusted Earnings Per Common Share - Diluted [(1)] | 0.26 | 0.35 | 0.56 | 1.47 | 2.18 |
| Diluted Average Common Shares Outstanding | 19,996 | 20,095 | 20,232 | 20,143 | 18,884 |
| **Performance Ratios** | | | | | |
| Return on Average Total Assets | (1.51) % | 0.95 % | 1.17 % | 0.31 % | 1.14 % |
| Return on Average Tangible Common Equity [(1)] | (18.85) % | 13.51 % | 16.63 % | 5.37 % | 15.09 % |
| Noninterest Income as a % of Revenue | 3.54 % | 58.21 % | 48.62 % | 47.74 % | 52.72 % |
| Net Interest Margin (Tax-Equivalent) | 2.37 % | 2.27 % | 3.09 % | 2.46 % | 3.04 % |
| Efficiency Ratio [(1)] | 165.40 % | 73.37 % | 69.62 % | 85.85 % | 72.86 % |

1 – Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

12

ALERUS

13 PERFORMANCE RATIOS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 1.22% 0.74% 0.51% Q4 2022 Q3 2023 Q4 2023 Adjusted Return on Average Assets(1)/(2) 17.35% 10.80% 8.30% Q4 2022 Q3 2023 Q4 2023 Adjusted Return on Average Tangible Common Equity(1)/(2) $14.37 $14.32 $15.46 Q4 2022 Q3 2023 Q4 2023 Tangible Book Value per Share(1)

14 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Banking fees and other income consists of service charges on deposit accounts, interchange income and other noninterest income. 2 - Excludes net losses on investment securities of $24.6 million in 4Q23 which represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” Net Interest 5.7% Linked Quarter Income (20.1%) Year-over-year Noninterest (10.5)% Linked Quarter Income (0.3)% Year-over-year $26,964 $20,395 $21,552 Q4 2022 Q3 2023 Q4 2023 Net Interest Income $16,599 $18,605 $15,317 $5,144 $5,271 $5,940 $2,170 $2,510 $1,279 $1,604 $2,021 $2,898 $25,517 $28,407 $25,434 Q4 2022 Q3 2023 Q4 2023 Noninterest Income Retirement & Benefit Services Wealth Management Mortgage Banking Banking Fees and Other Income (1)/(2)

15 NET INTEREST INCOME LOAN YIELD ANDNET INTEREST MARGIN (NIM)(1) AVERAGE EFFECTIVE FF RATE AND COST OF FUNDS QUARTERLY HIGHLIGHTS (1) 1 – Rates have been annualized for interim periods. Source: Federal Reserve. ▪ Interest income increased $2.7 million, or 6.3%, from the third quarter of 2023, primarily driven by a 23 basis point increase in yield on interest earning assets, mostly attributable to higher yields on new loans and strong organic loan growth ▪ The increase in interest income was offset by a $1.5 million increase in interest expense, primarily due to an increase in rates paid on interest-bearing deposits NET INTEREST INCOME (NII) ($ in Thousands) NIM: 2.27% 0.13% 0.10% 0.02% 0.00% (0.15)% 2.37% 4.90% 5.44% 5.64% 3.09% 2.27% 2.37% Q4 2022 Q3 2023 Q4 2023 Loan yield NIM 3.65% 5.26% 5.33% 1.07% 2.53% 2.67% Q4 2022 Q3 2023 Q4 2023 Average effective FF rate Cost of funds

# DIVERSIFIED LOAN PORTFOLIO

## TOTAL LOANS



($ in Millions)
$2,444.0
$2,606.4
$2,756.1
Q4 2022
Q3 2023
Q4 2023

## HIGHLIGHTS

- Total loans grew 12.8% from December 31, 2022
- Year to date loan growth was primarily driven by an increase in commercial real estate, residential real estate, and C&I loans, partially offset by a decrease in other consumer revolving and installment loans
- Total loan yield in the current quarter increased to 5.64%, from 5.44% in the prior quarter

## DIVERSIFIED LOAN PORTFOLIO



Residentital real estate junior lien 5.6%
Other revolving and installment 1.0%
Commercial and industrial 21.6%
Real estate construction 4.5%
Residential real estate first mortgage 26.4%
Commercial real estate 40.9%

## PORTFOLIO CHANGES

| ($ in Thousands) | | As of 12/31/2022 | As of 9/30/2023 | | As of 12/31/2023 | Change QoQ | Change YoY |
|---|---|---|---|---|---|---|---|
| Commercial and industrial | $ | 583,876 | 582,387 | $ | 594,827 | 2.1% | 1.9% |
| Real estate construction | | 97,810 | 97,742 | | 124,034 | 26.9% | 26.8% |
| Commercial real estate | | 881,670 | 1,025,014 | | 1,126,912 | 9.9% | 27.8% |
| Residential real estate first mortgage | | 679,551 | 717,793 | | 726,879 | 1.3% | 7.0% |
| Residentital real estate junior lien | | 150,479 | 152,677 | | 154,134 | 1.0% | 2.4% |
| Other revolving and installment | | 50,608 | 30,817 | | 29,302 | -4.9% | -42.1% |
| Total | | 2,443,994 | 2,606,430 | | 2,756,088 | 5.7% | 12.8% |
| Loans to deposits ratio | | 83.8% | 90.7% | | 89.0% | | |

16
ALERUS

17 NonInterest-Bearing Deposits 23.5% Interest-Bearing Demand Deposits 27.2% Money Market & Savings 30.3% HSA Deposits 5.7% Time Deposits 13.3% STRONG CORE FUNDING MIX TOTAL DEPOSITS HIGHLIGHTS CHECKING ACCOUNTS: 50.7% DECEMBER 31, 2023 DEPOSIT FUNDING ($3,096 MILLION) PORTFOLIO CHANGES ($ in Millions) ▪ Total deposits increased 7.8% compared to September 30, 2023 ▪ Noninterest-bearing deposits increased 1.4% compared to September 30, 2023 ▪ Time deposits increased 18.6% in the current quarter as higher short-term CD rates attracted both existing non-maturity deposits as well as new deposits to the Company $2,054.5 $2,154.2 $2,367.5 $861.0 $718.0 $728.1 $2,915.5 $2,872.2 $3,095.6 Q4 2022 Q3 2023 Q4 2023 Interest-Bearing Deposits NonInterest-Bearing Deposits As of As of As of Change Change ($ in Thousands) 12/31/2022 9/30/2023 12/31/2023 QoQ YoY Noninterest-bearing 860,987 717,990 728,082 1.4% -15.4% Interest-bearing demand 706,275 759,812 840,711 10.6% 19.0% Money market and savings 969,692 871,720 938,527 7.7% -3.2% Time deposits 212,359 346,935 411,562 18.6% 93.8% HSA deposits 166,171 175,727 176,729 0.6% 6.4% Total 2,915,484 2,872,184 3,095,611 7.8% 6.2%

18 $691.6 $763.7 $851.5 Q422 Q323 Q423 Commercial 36.3% Consumer 30.5% Synergistic 27.5% Public 5.7% DEPOSIT CHARACTERISTICS STRONG LIQUIDITY WELL IN EXCESS OF UNINSURED BALANCES 2 – Uninsured and not collateralized deposits represent those customer deposit balances over the current FDIC insurance limit of $250,000 that are not collateralized by other means such as pledged loans or pledged securities COST OF FUNDS INCREASING WITH SHORT-TERM RATES DECEMBER 31, 2023 DEPOSIT COMPOSITION SYNERGISTIC DEPOSIT GROWTH(1) UNINSURED VS INSURED ($ in Millions) As of December 31, 2023, our loan to deposit ratio was 89% with no brokered deposits utilized 23% YoY growth 1 – Synergistic deposits are sourced from our retirement and benefit services and wealth management divisions 0.76% 1.08% 1.07% 2.01% 2.66% 2.53% 2.27% 2.99% 2.67% Cost of Total Deposits Cost of Interest-Bearing Deposits Total Cost of Funds Q4 2022 Q3 2023 Q4 2023 Uninsured and not collateralized (2) 24.3% Uninsured but collateralized 7.3% Uninsured Holding Company deposits held at Bank 2.2% Insured 66.2%

19 INVESTMENT PORTFOLIO INVESTMENT PORTFOLIO MIX AOCI Yield on Securities: 2.3% 2.6% 2.7% % of Earning Assets: 29.3% 26.0% 21.4% ($ in Thousands) ($ in Thousands) Held-to-Maturity: 38.1% Available-for-Sale: 61.9% $(98,641) $(113,483) $(73,655) Q4 2022 Q3 2023 Q4 2023 Agency Non-MBS 0.1% Corporate Debt 6.2% Agency MBS 35.3% Corporate ABS & CMO 41.9% Municipals 16.5% $1,039,226 $943,269 $786,251 Q4 2022 Q3 2023 Q4 2023

20 $31,905 $34,200 $36,733 $32,123 $36,682 434,045 423,156 447,564 453,757 473,692 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2019 2020 2021 2022 2023 AUA/AUM Participants $89,685 $230,498 $202,330 $195,617 $233,082 $119,728 $126,518 $153,224 $166,171 $176,729 $93,629 $136,946 $170,224 $167,796 $188,349 $303,042 $493,962 $525,778 $529,584 $598,160 2019 2020 2021 2022 2023 Money Market HSA Other $13,496 $12,985 $12,636 $3,103 $2,845 $2,681 $16,599 $2,775 $18,605 $15,317 Q4 2022 Q3 2023 Q4 2023 Recurring annual revenue Transaction based revenue Gain on sale of ESOP business RETIREMENT AND BENEFIT SERVICES OVERVIEW – 8,300 PLANS – NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND BENEFITS - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ REVENUE MIX - 35% market sensitive ▪ ONE ALERUS SYNERGIES • IRA rollovers $132 million YTD 12/31/2023 • Deposits $598 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Commercial Banking client expansion ($ in Millions) STABLE SYNERGISTIC DEPOSITS ($ in Thousands) Revenue: $63,811 $60,956 $71,709 $67,135 $65,294 ($ in Thousands)

21 $4,509 $4,726 $4,974 $432 $391 $563 $203 $154 $403 $5,144 $5,271 $5,940 Q4 2022 Q3 2023 Q4 2023 Asset Management Brokerage Insurance & Advisory $3,103 $3,339 $4,040 $3,583 $4,019 2019 2020 2021 2022 2023 ▪ ADVISORY AND PLANNING SERVICES • Advisory Services, Insurance Planning, Financial Planning, Education Planning ▪ INVESTMENT MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ TRUST AND FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts • Synergistic deposits totaled $253.4 million at Q4 2023 WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) SYNERGISTIC DEPOSITS ($ in Thousands) ($ in Thousands) $108,504 $101,621 $143,183 $161,973 $253,384 2019 2020 2021 2022 2023 Revenue: $15,502 $17,451 $21,052 $20,870 $21,855

22 $1,633 $1,592 $605 $297 $146 $244 $207 $67 $1,779 $1,836 $812 $364 2020 2021 2022 2023 Portfolio Sale MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($ in Millions) QUARTERLY RESULTS ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota ▪ 86% of 2023 originations sourced from the Twin Cities MSA ▪ Enhanced technology with 82% of applications through digital channel QUARTERLY ORIGINATIONS Purchase: 45.2% 51.2% 88.3% 96.7% Refinance: 54.8% 48.8% 11.7% 3.3% Purchase: 92.2% 97.7% 94.6% Refinance: 7.8% 2.3% 5.4% ($ in Millions) Q4 Q1 Q2 Q3 Q4 ($ in Thousands) 2022 2023 2023 2023 2023 Orignation and Sale $ 3,145 $ 1,463 $ 2,432 $ 2,917 $ 1,593 Fair Value Changes (974) 254 473 (407) (314) Total Revenue $ 2,171 $ 1,717 $ 2,905 $ 2,510 $ 1,279 Gain on Sale Margin 3.0% 3.0% 2.8% 3.0% 2.5% $87 $93 $58 $39 $17 $7 $126 $110 $65 Q4 2022 Q3 2023 Q4 2023 Portfolio Sale

# NONINTEREST EXPENSE

*($ in Thousands)*


$37,948
$37,260
$38,654
$6,121
$1,454
$4,405
$1,892
$24,076
$4,921
$1,716
$4,774
$1,883
$23,966
$4,973
$2,345
$5,686
$1,858
$23,792
Q4 2022
Q3 2023
Q4 2023
Other(1)
Professional Fees and Assessments
Business Services, Software and Technology
Occupancy and Equipment
Compensation and benefits

| | | |
|---|---|---|
| Noninterest Expense | 3.7% | Linked quarter |
| | 1.9% | Year-over-year |

**QUARTERLY HIGHLIGHTS**

- Noninterest expense increased $1.4 million, or 3.7%, over the last quarter
- The increase was primarily driven by a $0.9 million increase in business services, software and technology which was driven by seasonally higher contract renewals due to inflationary pressures and equipment purchases
- Additionally, there was a $0.6 million increase in professional fees and assessments driven primarily by higher fees resulting from increased audit, examination, and other professional fees

**YEAR OVER YEAR HIGHLIGHTS**

- Noninterest expense increased $0.7 million, or 1.9%, compared to the fourth quarter of 2022
- The increase was primarily driven by inflationary pressures in business services, software and technology expense, higher professional fees and assessments due to higher auditing fees and an increase in FDIC assessments

1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.

23

ALERUS

24 306% 674% 1,437% 821% 410% 2019 2020 2021 2022 2023 1.39% 1.73% 1.80% 1.27% 1.30% 2019 2020 2021 2022 2023 0.33% 0.17% 0.09% 0.10% 0.22% 2019 2020 2021 2022 2023 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPA / ASSETS (%) RESERVES / NPL (%) RESERVES / LOANS (%) ▪ Non-performing loans remain at low levels ▪ Reserve levels remain strong despite an increase in non-performing loans in 2023 ▪ Strong credit quality continues to be evidenced by a third straight quarter of net recoveries NCO/ Avg Loans 0.33% 0.03% (0.04)% 0.02% (0.04)%

25 ($ in thousands) Total Assets $ 3,896,811 Cash and cash equivalents 122,485 Unencumbered Securities (at Market Value) 527,892 Total On Balance Sheet Liquidity 650,377 FHLB Borrowing Capacity 706,574 Fed Funds Lines 107,000 Brokered CD Capacity 779,362 Total Off Balance Sheet Liquidity 1,592,936 Total Liquidity as of 12/31/2023 $ 2,243,313 11.1% 9.2% 9.8% 11.3% 10.6% 12.9% 13.2% 15.1% 13.7% 12.1% 2019 2020 2021 2022 2023 Tier 1 Leverage Tier 1 Capital 16.7% 16.8% 18.6% 16.5% 14.8% 2019 2020 2021 2022 2023 STRONG CAPITAL AND SOURCES OF LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS TOTAL RISK BASED CAPITAL SOURCES OF LIQUIDITY Regulatory Capital Minimum to be considered adequately capitalized. Tier 1 Capital Leverage Regulatory Capital Minimum to be considered adequately capitalized. 12.5% 12.8% 14.7% 13.4% 11.8% 2019 2020 2021 2022 2023 6% 4% 8%

26 KEY TAKEAWAYS ALERUS HAS ESTABLISHED A STRONG FOUNDATION HEADING INTO 2024 ▪ Loan and deposit growth was robust in the fourth quarter, putting Alerus in a strong position to start 2024 ▪ Net interest margin increased 10 basis points from 2.27% in the third quarter to 2.37% in the fourth quarter of 2023 ▪ Noninterest income, excluding net losses on investment securities of $24.6 million, was 54.1%(1) of total revenues for the quarter, highlighting our durable and differentiated business model ▪ Total assets under administration/management were $40.7 billion, a 6.3% increase from third quarter of 2023 ▪ Credit quality remains strong as nonperforming assets are 0.22% of total assets and the quarter had net recoveries of 0.04% ▪ Returned $5.8 million to shareholders through dividends and share repurchases during the quarter ▪ Capital levels remain strong and continue to far exceed the minimum levels required to be well capitalized 1 - Excludes net losses on investment securities of $24.6 million in 4Q23 which represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.”

27 APPENDIX

28 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO Data as of 12/31/2023. 1-4 Residential 1st 25% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 1% HELOC 4% RE Loans to be Sold 1% C&I 20% Ag Production 1% Other CRE 21% Owner Occupied CRE 10% Ag Land 1% Multifamily 9% Other Consumer 1% RE Construction 5%

29 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information, (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub-industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 3% Health Care and Social Assistance 9% Professional, Scientific and Technical Services 7% Manufacturing 13% Real Estate and Rental and Leasing 12% Wholesale Trade 7% Construction 9% Finance and Insurance 9% Other 15% Motor Vehicle and Parts Dealers 10% Food and Beverage Stores 1% Electronics and Appliance Stores 2% Health and Personal Care Services 2% Other Retail Trade 1% Retail Trade 16% Data as of 12/31/2023.

30 LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE1 1 – Total commitment commercial real estate loans include multifamily loans, ag land, other CRE, owner occupied CRE, real estate construction and ag production. 2 – Total commitment investor real estate loans include multifamily loans, other CRE and real estate construction loans. TOTAL COMMITMENT INVESTOR REAL ESTATE2 Data as of 12/31/2023. Office 13% Retail 11% Warehouse 10% Manufacturing 1 % Residential Development 1% Commercial Development 1 % Mixed Commercial 2 % Apartments 15% Hotel 6 % Medical or Nursing Facilities 8 % Special Purpose Commercial 1 % Other 1 % Commercial Construction 27% Ag Land 3 % Office 10% Retail 8% Warehouse 7% Manufacturing 1% Residential Development 1% Mixed Commercial 1% Apartments 19% Hotel 8% Medical or Nursing Facilities 9% Special Purpose Commercial 1% Other 1% Commercial Construction 34%

31 LOANS SECURED BY REAL ESTATE Portfolio Avg FICO Avg LTV 1 st Mortgage 774 53% Junior 765 74% HELOC 796 73% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE 1-4 1st Mortage 62% 1-4 Family Jr Liens 3% 1-4 Family Revolving 30% 1-4 Family Construction 4% Held for Sale 1% Data as of 12/31/2023.

32 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 2017 2018 2019 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 C&I Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 2017 2018 2019 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 Home Equity Lines of Credit Funded Unfunded Funded%

33 CECL ADOPTION – DRIVERS OF CHANGE FROM ALLL ALLOWANCE FOR CREDIT LOSSES ON LOANS 1 – ACL is the allowance for credit losses on loans and excludes the allowance for investment securities held-for-maturity, and the allowance for unfunded commitments. Portfolio changes primarily represent the impact of increases/decreases in loan balances, age and mix due to new originations, as well as credit quality and net charge-off activity. Economic/Qualitative factors primarily represent our evaluation and determination of an economic forecast applied to our loan portfolio, as well as updates to qualitative factors. ($ in Thousands) Data as of 12/31/2023.

34 CHANGES IN THE ACL FOR LOANS BY PORTFOLIO SEGMENT ALLOWANCE FOR CREDIT LOSSES ON LOANS 1 – The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of $2.2 million related to off-balance sheet credit exposure and $40 thousand related to investment securities held-to-maturity. ($ in thousands) Commercial Commercial and industrial $ 9,233 $ (707) $ 645 $ (436) $ 1,158 $ 9,893 Real estate construction 1,437 2,550 2,125 — — 6,112 Commercial real estate 12,761 (131) (778) — 45 11,897 Total commercial 23,431 1,712 1,992 (436) 1,203 27,902 Consumer Residential real estate first mortgage 5,857 2,269 (1,829) (49) 330 6,578 Residential real estate junior lien 1,318 (27) (115) (77) 52 1,151 Other revolving and installment 540 (96) (273) (51) 92 212 Total consumer 7,715 2,146 (2,217) (177) 474 7,941 Total $ 31,146 $ 3,858 $ (225) $ (613) $ 1,677 $ 35,843 Ending Balance Year ended December 31, 2023 Loan Charge-offs Loan Recoveries Beginning Balance Provision for Credit Losses(1) Adoption of ASC 326(1)

35 ALLOCATION BY LOAN PORTFOLIO SEGMENT ALLOWANCE FOR CREDIT LOSSES ON LOANS ($ in thousands) Commercial and industrial $ 9,893 21.6% $ 9,233 23.9% Real estate construction 6,112 4.5% 1,437 4.0% Commercial real estate 11,897 40.8% 12,761 36.0% Residential real estate first mortgage 6,578 26.4% 5,857 27.8% Residential real estate junior lien 1,151 5.6% 1,318 6.2% Other revolving and installment 212 1.1% 540 2.1% Total loans $ 35,843 100.0% $ 31,146 100.0% total loans December 31, 2023 December 31, 2022 (1) Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage 1 – Pre-ASC 326 adoption allowance for loan losses.

# FINANCIAL HIGHLIGHTS

| ($ in thousands, except where otherwise noted) | Quarterly Q4 2022 | Q1 2023 | Q2 2023 | Q3 2023 | Q4 2023 | Year ended December 31, 2023 | December 31, 2022 |
|---|---|---|---|---|---|---|---|
| Total Assets | $ 3,779,637 | $ 3,886,773 | $ 3,832,978 | $ 3,869,138 | $ 3,896,811 | $ 3,896,810 | $ 3,779,637 |
| Total Loans | 2,443,994 | 2,486,625 | 2,533,522 | 2,606,430 | 2,756,088 | 2,756,088 | 2,443,994 |
| Total Deposits | 2,915,484 | 3,031,978 | 2,852,855 | 2,872,184 | 3,095,611 | 3,095,611 | 2,915,484 |
| Tangible Common Equity[1] | 287,330 | 290,900 | 290,792 | 284,137 | 305,186 | 305,186 | 287,330 |
| Net Income | $ 10,909 | $ 8,186 | $ 9,104 | $ 9,161 | $ (14,754) | $ 11,696 | $ 40,005 |
| ROAA (%) | 1.17 | 0.88 | 0.96 | 0.95 | (1.51) | 0.31 | 1.14 |
| ROATCE(%)[1] | 16.63 | 12.58 | 13.71 | 13.51 | (18.85) | 5.37 | 15.09 |
| Net Interest Margin (FTE) (%) | 3.09 | 2.70 | 2.52 | 2.27 | 2.37 | 2.46 | 3.04 |
| Efficiency Ratio (FTE) (%)[1] | 69.62 | 74.53 | 72.79 | 73.37 | 165.40 | 85.85 | 72.86 |
| Non-Int. Income/Op. Rev. (%) | 48.62 | 51.63 | 53.69 | 58.21 | 3.54 | 47.74 | 52.72 |
| Earnings per common share - diluted | $ 0.53 | $ 0.40 | $ 0.45 | $ 0.45 | $ (0.73) | $ 0.58 | $ 2.10 |
| Total Equity/Total Assets (%) | 9.44 | 9.24 | 9.33 | 9.03 | 9.47 | 9.47 | 9.44 |
| Tang. Cmn. Equity/Tang. Assets (%)[1] | 7.74 | 7.62 | 7.72 | 7.47 | 7.96 | 7.96 | 7.74 |
| Loans/Deposits (%) | 83.83 | 82.01 | 88.81 | 90.75 | 89.03 | 89.03 | 83.83 |
| NPLs/Loans (%) | 0.16 | 0.09 | 0.10 | 0.35 | 0.32 | 0.32 | 0.16 |
| NPAs/Assets (%) | 0.10 | 0.05 | 0.07 | 0.23 | 0.22 | 0.22 | 0.10 |
| Allowance/NPLs (%) | 820.93 | 1,657.32 | 1,383.57 | 402.91 | 410.34 | 410.34 | 820.93 |
| Allowance/Loans (%) | 1.27 | 1.41 | 1.41 | 1.39 | 1.30 | 1.30 | 1.27 |
| NCOs/Average Loans (%) | (0.03) | 0.03 | (0.07) | (0.09) | (0.04) | (0.04) | 0.02 |

1 – Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation".

36

ALERUS

37 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation”. ($ in thousands, 19-'23 except where otherwise noted) 2019 2020 2021 2022 2023 CAGR Total Assets $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 3,779,637 $ 3,896,811 13.4% Total Loans 1,721,279 1,979,375 1,758,020 2,443,994 2,756,088 12.5% Total Deposits 1,971,316 2,571,993 2,920,551 2,915,484 3,095,611 11.9% Tangible Common Equity1 240,008 274,043 307,663 287,330 305,186 6.2% Net Income $ 29,540 $ 44,675 $ 52,681 $ 40,005 $ 11,696 ROAA (%) 1.34 1.61 1.66 1.14 0.31 ROATCE(%)1 17.46 17.74 18.89 15.09 5.37 Net Interest Margin (FTE) (%) 3.65 3.22 2.90 3.04 2.46 Efficiency Ratio (FTE) (%)1 73.22 68.40 70.02 72.86 85.85 Non-Int. Income/Op. Rev. (%) 60.50 64.05 62.86 52.72 47.74 Earnings per common share - diluted 1.91 2.52 2.97 2.10 0.58 Total Equity/Total Assets (%) 12.12 10.96 10.59 9.44 9.47 Tang. Cmn. Equity/Tang. Assets (%)1 10.38 9.27 9.21 7.74 7.96 Loans/Deposits (%) 87.32 76.96 60.19 83.83 89.03 NPLs/Loans (%) 0.45 0.26 0.12 0.16 0.32 NPAs/Assets (%) 0.33 0.17 0.09 0.10 0.22 Allowance/NPLs (%) 305.66 674.13 1,437.05 820.93 410.34 Allowance/Loans (%) 1.39 1.73 1.80 1.27 1.30 NCOs/Average Loans (%) 0.33 0.03 (0.04) 0.02 (0.04) Annual

# NON-GAAP DISCLOSURE RECONCILIATION

| *($ in thousands, except where otherwise noted)* | Quarterly | | | | | Year ended | |
|---|---|---|---|---|---|---|---|
| | Q4 2022 | Q1 2023 | Q2 2023 | Q3 2023 | Q4 2023 | December 31, 2023 | December 31, 2022 |
| **Tangible common equity to tangible assets** | | | | | | | |
| Total common stockholders' equity | $ 356,872 | $ 359,118 | $ 357,685 | $ 349,402 | $ 369,127 | $ 369,127 | $ 356,872 |
| Less: Goodwill | 47,087 | 47,087 | 47,087 | 46,783 | 46,783 | 46,783 | 47,087 |
| Less: Other intangible assets | 22,455 | 21,131 | 19,806 | 18,482 | 17,158 | 17,158 | 22,455 |
| Tangible common equity (a) | 287,330 | 290,900 | 290,792 | 284,137 | 305,186 | 305,186 | 287,330 |
| Total assets | 3,779,637 | 3,886,773 | 3,832,978 | 3,869,138 | 3,896,811 | 3,896,811 | 3,779,637 |
| Less: Goodwill | 47,087 | 47,087 | 47,087 | 46,783 | 46,783 | 46,783 | 47,087 |
| Less: Other intangible assets | 22,455 | 21,131 | 19,806 | 18,482 | 17,158 | 17,158 | 22,455 |
| Tangible assets (b) | 3,710,095 | 3,818,555 | 3,766,085 | 3,803,873 | 3,832,870 | 3,832,870 | 3,710,095 |
| Tangible common equity to tangible assets (a)/(b) | 7.74% | 7.62% | 7.72% | 7.47% | 7.96% | 7.96% | 7.74% |
| **Tangible common equity per common share** | | | | | | | |
| Total stockholders' equity | $ 356,872 | $ 359,118 | $ 357,685 | $ 349,402 | $ 369,127 | $ 369,127 | $ 356,872 |
| Less: Goodwill | 47,087 | 47,087 | 47,087 | 46,783 | 46,783 | 46,783 | 47,087 |
| Less: Other intangible assets | 22,455 | 21,131 | 19,806 | 18,482 | 17,158 | 17,158 | 22,455 |
| Tangible common equity (c) | 287,330 | 290,900 | 290,792 | 284,137 | 305,186 | 305,186 | 287,330 |
| Common shares outstanding (d) | 19,992 | 20,067 | 19,915 | 19,848 | 19,734 | 19,734 | 19,992 |
| Tangible common equity per common share (c)/(d) | $ 14.37 | $ 14.50 | $ 14.60 | $ 14.32 | $ 15.46 | $ 15.46 | $ 14.37 |
| **Return on average tangible common equity** | | | | | | | |
| Net income | $ 10,909 | $ 8,186 | $ 9,104 | $ 9,161 | $ (14,754) | $ 11,696 | $ 40,005 |
| Add: Intangible amortization expense (net of tax) | 1,046 | 1,046 | 1,046 | 1,046 | 1,046 | 4,184 | 3,756 |
| Net income, excluding intangible amortization (e) | 11,955 | 9,232 | 10,150 | 10,207 | (13,708) | 15,880 | 43,761 |
| Average total equity | 349,812 | 361,857 | 360,216 | 361,735 | 349,382 | 358,267 | 346,355 |
| Less: Average goodwill | 46,283 | 47,087 | 47,087 | 46,882 | 46,783 | 46,959 | 39,415 |
| Less: Average other intangible assets (net of tax) | 18,243 | 17,209 | 16,153 | 15,109 | 14,067 | 15,624 | 17,018 |
| Average tangible common equity (f) | 285,286 | 297,561 | 296,976 | 299,744 | 288,532 | 295,684 | 289,922 |
| Return on average tangible common equity (e)/(f) | 16.63% | 12.58% | 13.71% | 13.51% | (18.85%) | 5.37% | 15.09% |
| **Efficiency Ratio** | | | | | | | |
| Noninterest expense | $ 37,948 | $ 37,869 | $ 36,373 | $ 37,260 | $ 38,654 | $ 150,157 | $ 158,770 |
| Less: Intangible amortization expense | 1,324 | 1,324 | 1,324 | 1,324 | 1,324 | 5,296 | 4,754 |
| Adjusted noninterest expense (i) | 36,624 | 36,545 | 35,049 | 35,936 | 37,330 | 144,861 | 154,016 |
| Net interest income | 26,964 | 23,658 | 22,234 | 20,395 | 21,552 | 87,839 | 99,729 |
| Noninterest income | 25,517 | 25,253 | 25,778 | 28,407 | 791 | 80,229 | 111,223 |
| Tax-equivalent adjustment | 124 | 124 | 140 | 180 | 226 | 671 | 429 |
| Total tax-equivalent revenue(j) | 52,605 | 49,035 | 48,152 | 48,982 | 22,569 | 168,739 | 211,381 |
| Efficiency ratio (i)/(j) | 69.62% | 74.53% | 72.79% | 73.37% | 165.40% | 85.85% | 72.86% |

38

ALERUS

# NON-GAAP DISCLOSURE RECONCILIATION

| *($ in thousands, except where otherwise noted)* | Annual | | | | |
|---|---|---|---|---|---|
| | 2019 | 2020 | 2021 | 2022 | 2023 |
| **Tangible common equity to tangible assets** | | | | | |
| Total common stockholders' equity | $ 285,728 | $ 330,163 | $ 359,403 | $ 356,872 | $ 369,127 |
| Less: Goodwill | 27,329 | 30,201 | 31,490 | 47,087 | 46,783 |
| Less: Other intangible assets | 18,391 | 25,919 | 20,250 | 22,455 | 17,158 |
| Tangible common equity (a) | 240,008 | 274,043 | 307,663 | 287,330 | 305,186 |
| | | | | | |
| Total assets | 2,356,878 | 3,013,771 | 3,392,691 | 3,779,637 | 3,896,811 |
| Less: Goodwill | 27,329 | 30,201 | 31,490 | 47,087 | 46,783 |
| Less: Other intangible assets | 18,391 | 25,919 | 20,250 | 22,455 | 17,158 |
| Tangible assets (b) | 2,311,158 | 2,957,651 | 3,340,951 | 3,710,095 | 3,832,870 |
| Tangible common equity to tangible assets (a)/(b) | 10.38% | 9.27% | 9.21% | 7.74% | 7.96% |
| | | | | | |
| **Tangible common equity per common share** | | | | | |
| Total stockholders' equity | $ 285,728 | $ 330,163 | $ 359,403 | $ 356,872 | $ 369,127 |
| Less: Goodwill | 27,329 | 30,201 | 31,490 | 47,087 | 46,783 |
| Less: Other intangible assets | 18,391 | 25,919 | 20,250 | 22,455 | 17,158 |
| Tangible common equity (c) | 240,008 | 274,043 | 307,663 | 287,330 | 305,186 |
| Common shares outstanding (d) | 17,050 | 17,125 | 17,213 | 19,992 | 19,734 |
| Tangible common equity per common share (c)/(d) | $ 14.08 | $ 16.00 | $ 17.87 | $ 14.37 | $ 15.46 |
| | | | | | |
| **Return on average tangible common equity** | | | | | |
| Net income | $ 29,540 | $ 44,675 | $ 52,681 | $ 40,005 | $ 11,696 |
| Add: Intangible amortization expense (net of tax) | 3,224 | 3,129 | 3,460 | 3,756 | 4,184 |
| Net income, excluding intangible amortization (e) | 32,764 | 47,804 | 56,141 | 43,761 | 15,880 |
| | | | | | |
| Average total equity | 231,084 | 310,208 | 346,059 | 346,355 | 358,267 |
| Less: Average goodwill | 27,329 | 27,439 | 30,385 | 39,415 | 46,959 |
| Less: Average other intangible assets (net of tax) | 16,101 | 13,309 | 18,548 | 17,018 | 15,624 |
| Average tangible common equity (f) | 187,654 | 269,460 | 297,126 | 289,922 | 295,684 |
| Return on average tangible common equity (e)/(f) | 17.46% | 17.74% | 18.89% | 15.09% | 5.37% |
| | | | | | |
| **Efficiency Ratio** | | | | | |
| Noninterest expense | $ 142,537 | $ 163,799 | $ 168,909 | $ 158,770 | $ 150,157 |
| Less: Intangible amortization expense | 4,081 | 3,961 | 4,380 | 4,754 | 5,296 |
| Adjusted noninterest expense (i) | 138,456 | 159,838 | 164,529 | 154,016 | 144,861 |
| | | | | | |
| Net interest income | 74,551 | 83,846 | 87,099 | 99,729 | 87,839 |
| Noninterest income | 114,194 | 149,371 | 147,387 | 111,223 | 80,229 |
| Tax-equivalent adjustment | 347 | 455 | 492 | 429 | 671 |
| Total tax-equivalent revenue(j) | 189,092 | 233,672 | 234,978 | 211,381 | 168,739 |
| Efficiency ratio (i)/(j) | 73.22% | 68.40% | 70.02% | 72.86% | 85.85% |

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# NON-GAAP DISCLOSURE RECONCILIATION

| *($ in thousands, except for where otherwise noted)* | Quarterly | | | Year ended | |
|---|---|---|---|---|---|
| | Q4 2022 | Q3 2023 | Q4 2023 | December 31, 2023 | December 31, 2022 |
| **Noninterest Income Excluding Net Losses on Investment Securities as a Percentage of Adjusted Revenue** | | | | | |
| Noninterest income | $ 25,517 | $ 28,407 | $ 791 | $ 80,229 | $ 111,223 |
| Less: Net gains (losses) on investment securities | — | — | (24,643) | (24,643) | — |
| Noninterest income excluding net losses on investment securities (a) | 25,517 | 28,407 | 25,434 | 104,872 | 111,223 |
| Net interest income (b) | 26,964 | 20,395 | 21,552 | 87,839 | 99,729 |
| Adjusted revenue (a) + (b) = (c) | 52,481 | 48,802 | 46,986 | 192,711 | 210,952 |
| Noninterest income excluding net losses on investment securities as a percentage of adjusted revenue (a) / (c) | 48.62% | 58.21% | 54.13% | 54.42% | 52.72% |
| **Banking Revenue Excluding Net Losses on Investment Securities as a Percentage of Adjusted Revenue** | | | | | |
| Banking fees and other income[1] | $ 1,604 | $ 2,021 | $ (21,745) | $ (15,331) | $ 6,297 |
| Less: Net gains (losses) on investment securities | — | — | (24,643) | (24,643) | — |
| Banking fees and other income[1] excluding net losses on investment securities (d) | 1,604 | 2,021 | 2,898 | 9,312 | 6,297 |
| Adjusted banking revenue (d) + (b) = (e) | 28,568 | 22,416 | 24,450 | 97,151 | 106,026 |
| Banking revenue excluding net losses on investment securities as a percentage of adjusted revenue (e) / (c) | 54.43% | 45.93% | 52.04% | 50.41% | 50.26% |
| **Banking Fees and Other Income[1] Excluding Net Losses on Investment Securities as a Percentage of Adjusted Revenue** | | | | | |
| Banking fees and other income[1] excluding net losses on investment securities as a percentage of adjusted revenue (d) / (c) | 3.06% | 4.14% | 6.17% | 4.83% | 2.99% |

1 – Banking fees and other income consists of service charges on deposit accounts, interchange income and other noninterest income.

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# NON-GAAP DISCLOSURE RECONCILIATION

| *($ in thousands, except for per share data and where otherwise noted)* | Quarterly | | | Year ended | |
|---|---|---|---|---|---|
| | Q4 2022 | Q3 2023 | Q4 2023 | December 31, 2023 | December 31, 2022 |
| **Adjusted Net Income** | | | | | |
| Net Income | $ 10,909 | $ 9,161 | $ (14,754) | $ 11,696 | $ 40,005 |
| Less: Net gains (losses) on investment securities | — | — | (19,222) | (19,222) | — |
| Less: BOLI mortality proceeds (not taxable) | — | — | — | 1,196 | — |
| Less: Gain on sale of ESOP business | — | 2,165 | — | 2,165 | — |
| Add: Minnesota Housing donation | — | — | 195 | 195 | — |
| Add: Severance and signing bonus expense | 522 | 115 | 324 | 1,823 | 1,515 |
| Adjusted Net Income[1] (a) | 11,431 | 7,111 | 4,987 | 29,575 | 41,520 |
| **Adjusted Earnings Per Share** | | | | | |
| Adjusted net income (a) | $ 11,431 | $ 7,111 | $ 4,987 | $ 29,575 | $ 41,520 |
| Dividends and undistributed earnings allocated to participating securities | 42 | 67 | (209) | (5) | 416 |
| Adjusted net income available to common (b) | 11,389 | 7,044 | 5,196 | 29,580 | 41,104 |
| Diluted average common shares outstanding (c) | 20,232 | 20,095 | 19,996 | 20,143 | 18,884 |
| Adjusted earnings per share (b) / (c) | 0.56 | 0.35 | 0.26 | 1.47 | 2.18 |
| **Adjusted Return on average assets** | | | | | |
| Average total assets (d) | 3,706,722 | 3,821,601 | 3,868,206 | 3,816,927 | 3,500,655 |
| Adjusted return on average assets (a)/(d) | 1.22% | 0.74% | 0.51% | 0.77% | 1.19% |
| **Adjusted Return on average tangible common equity** | | | | | |
| Adjusted net income (a) | $ 11,431 | $ 7,111 | $ 4,987 | $ 29,575 | $ 41,520 |
| Add: Intangible amortization expense (net of tax) | 1,046 | 1,046 | 1,046 | 4,184 | 3,756 |
| Adjusted net income, excluding intangible amortization (f) | 12,477 | 8,157 | 6,033 | 33,759 | 45,276 |
| Average total equity | 349,812 | 361,735 | 349,382 | 358,267 | 346,355 |
| Less: Average goodwill | 46,283 | 46,882 | 46,783 | 46,959 | 39,415 |
| Less: Average other intangible assets (net of tax) | 18,243 | 15,109 | 14,067 | 15,624 | 17,018 |
| Average tangible common equity (g) | 285,286 | 299,744 | 288,532 | 295,684 | 289,922 |
| Adjusted return on average tangible common equity (f)/(g) | 17.35% | 10.80% | 8.30% | 11.42% | 15.62% |

1 – Adjusted items are shown after-tax using a 22% tax rate. BOLI mortality proceeds are not taxable.

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